UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2020 (July 27, 2020)

Basanite, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53574	20-4959207
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

2041 NW 15thAvenue, Pompano Beach, Florida 33069

(Address of principal executive offices) (Zip Code)

954-532-4653

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01  Other Events.

On July 27, 2020, Basanite, Inc. (the “Company”) issued a press release announcing that it had entered into an Exclusive Supplier Agreement (the “Supplier Agreement”) on July 23, 2020 with MEP® Consulting Engineers, Inc. (“MEP®”), a construction engineering firm based in Miami, Florida.

Under the terms of the five-year Supplier Agreement, MEP® will exclusively utilize the Company to manufacture and supply basalt fiber reinforced polymer (“BFRP”) rebar products, including the Company’s BasaFlex™ and other proprietary products for a total contract value of $50,000,000 (the “Contract Value”).  MEP® is permitted to order and the Company is permitted to supply products that exceed the Contract Value during the term of the Supplier Agreement.  There is no guaranteed Contract Value.

Under the terms of the Supplier Agreement, the Company will also exclusively manufacture Hurricane Bar®, a MEP®-designed BFRP rebar product, designed and engineered specifically for structural applications.  Additionally, the Company and MEP® will work together to design, develop and certify advanced, solutions based BFRP products for the construction industry during the term of the Supplier Agreement.

The Supplier Agreement contains a number of representation, warranties and covenants from the Company which, if the Company were to breach in a material respect and be unable to cure, might allow MEP® to terminate the Supplier Agreement for cause.

The Company and MEP® are currently negotiating an agreement whereby MEP® would receive up to 5,000,000 shares of the Company common stock, par value $0.001, for meeting certain thresholds under the Supplier Agreement.  The final terms of this agreement will be disclosed on a Current Report on Form 8-K once and if consummated.

The foregoing description of the Supplier Agreement does not purport to be complete and is qualified in its entirety by reference to the Supplier Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

The information set forth in the press release attached hereto as Exhibit 99.1 is hereby furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall the information in such press release filed an exhibit herewith be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

10.1	Exclusive Supplier Agreement dated July 23, 2020 between the Company and MEP Consulting Engineers, Inc.
99.1	Press release dated July 27, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 31, 2020

BASANITE, INC.

By:	/s/ Simon R. Kay
Simon R. Kay
Acting Interim President and Chief Executive Officer